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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 7, 2001


                          TALON AUTOMOTIVE GROUP, INC.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Michigan                    333-56461             38-3382174
         --------                   ------------         ---------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


                  900 Wilshire Drive, Suite 203, Troy, MI 48084
          -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 362-7600


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Item 5.  Other Events.

         The previously announced negotiations between Talon Automotive Group, Inc. and its subsidiaries, VS Holdings, Inc. and Veltri Metal Products Company (collectively, the "Company") and holders of the Company's 9.625% Senior Subordinated Notes Due 2008 (the "Notes") ended successfully on June 7, 2001 with the signing of a Lockup Agreement dated as of May 30, 2001 (the "Lockup Agreement") among the Company, its subsidiaries and the holders of approximately 71.6% (excluding certain "insider holders") of the Notes (the "Consenting Holders"). As expected, the Lockup Agreement facilitates an exchange of outstanding Notes for stock in the Company, significantly reducing the outstanding indebtedness and interest obligations of the Company. The Company intends to effect the exchange through a prenegotiated plan of reorganization involving Chapter 11 bankruptcy reorganization proceedings in the United States and creditors arrangement proceedings in Canada. The Company does not anticipate any impairment of creditors (other than the holders of the Notes and the parties to certain unexpired leases) and does not anticipate any material change in its operations. The Consenting Holders have agreed to support the plan of reorganization subject to satisfaction of the terms and conditions of the Lockup Agreement, which is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits. The following documents are filed herewith as part of this report:

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit 99.1. Lockup Agreement dated as of May 30, 2001 among Talon Automotive
              Group, Inc., VS Holdings, Inc., Veltri Metal Products Company and the holders of certain 9.625% Senior Subordinated Notes Due 2008 (signatures omitted).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TALON AUTOMOTIVE GROUP, INC.


Date: June 14, 2001                    By: /s/ David J. Woodward
                                               David J. Woodward
                                               Vice President of Finance, Chief
                                               Financial Officer and Treasurer


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
99.1.    Lockup Agreement dated as of May 30, 2001 among Talon Automotive Group,
         Inc., VS Holdings, Inc., Veltri Metal Products Company and the holders of certain 9.625% Senior Subordinated Notes Due 2008 (signatures omitted).